UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 2, 2021
BP Midstream Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-38260	82-1646447
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

501 Westlake Park Boulevard, Houston, Texas 77079
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (281) 366-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	BPMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Operators of Gulf of Mexico pipelines in which BP Midstream Partners (“BPMP” or the “Partnership”) has interests, as well as operators of production facilities connected to these pipelines, including BPMP’s sponsor, bp, continue to assess the impacts of Hurricane Ida.

bp provides updates on its website at https://www.bp.com/en_us/united-states/home/news/storm-center.html.

On September 2, 2021, Shell Pipeline Company, L.P., the operator of the Mars pipeline, in which BPMP owns a 28.5% interest, issued the following update relevant to BPMP:

Shell Midstream Partners, L.P. (NYSE:SHLX) (“Shell Midstream Partners” or the “Partnership”) and Shell Pipeline Company, L.P. are currently working to perform Hurricane Ida impact assessments on all of their owned or operated assets in the Gulf of Mexico and onshore Louisiana. Following initial high-level assessments, the Partnership can report the following at this time:

•Gulf of Mexico Pipelines: Initial flyovers have indicated that there was damage to the West Delta-143 facilities, which are operated by Shell Pipeline Company, L.P. and serve as a transfer station for the Mars Oil Pipeline for production in the Mars corridor. All parties are continuing to assess and determine the extent of such damage, as well as when it will be safe to return such facilities to service.

The Partnership will continue to provide updates as information becomes available on the company website, www.shellmidstreampartners.com.

Shell Midstream Partners’ primary focus continues to be the safety of its affiliates’ employees and the protection of the environment.

BPMP also owns 22.7% of the Ursa pipeline, which feeds into the Mars pipeline.

The Partnership will make additional public disclosures when appropriate to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2021	BP MIDSTREAM PARTNERS LP
	By:	BP MIDSTREAM PARTNERS GP LLC,
its general partner

	By:	/s/ Hans F. Boas
Hans F. Boas
Chief Legal Counsel and Secretary